UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2021

P10, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40937	87-2908160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4514 Cole Avenue, Suite 1600

Dallas, Texas 75205

(Address of Principal Executive Offices)

(214) 999-0149

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	PX	New York Stock Exchange LLC
Series A Junior Participating Preferred Stock Purchase Rights	PX	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 25, 2021, P10, Inc. (the “Company”) closed its initial public offering (“IPO”) of 20,000,000 shares of the Company’s Class A common stock, $0.001 par value per share (the “Class A Common Stock”), described in the prospectus (the “Prospectus”), dated October 20, 2021, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be part of the Company’s registration statement on Form S-1 (File No. 333-259823), as amended (the “Registration Statement”). In connection with the closing of the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

•

an Underwriting Agreement, dated as of October 20, 2021, by and among the Company, certain stockholders of the Company and Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC and Barclays Capital Inc., as representatives of the several underwriters, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference;

•

a Controlled Company Agreement, dated as of October 20, 2021, by and among the Company, principals of 210 Capital, L.L.C. and certain of their affiliates (the “210 Group”), RCP Advisors and certain of their affiliates (the “RCP Group”) and TrueBridge Capital Partners, LLC and certain of their affiliates (the “TrueBridge Group”) a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference;

•

a Stockholders Agreement, dated as of October 20, 2021, by and among the Company and each of the other persons and entities party thereto, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference; and

•

a Rights Agreement, dated as of October 20, 2021, by and among the Company and American Stock Transfer & Trust Company, LLC, as rights agent, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein. Certain parties to certain of these agreements have various relationships with the Company. For further information, see “Related Party Transactions” in the Prospectus.

Item 3.02 Unregistered Sales of Equity Securities.

On October 20, 2021, in connection with the IPO, the Company undertook certain transactions as part of a corporation reorganization (the “P10 Reorganization”), pursuant to which, among other things, the Company issued an aggregate of 97,155,596 shares of the Company’s Class B common stock, par value $0.001 per share (the “Class B Common Stock”), to all of the then-existing stockholders of P10 Holdings, Inc. (“P10 Holdings”) and certain other investors. Holders of Class B Common Stock may elect to convert shares of Class B Common Stock on a one-for-one basis into Class A Common Stock at any time. After a Sunset (as defined below) becomes effective, each share of Class B Common Stock will automatically convert into Class A Common Stock. A “Sunset” is triggered by any of the earlier of the following: (i) the Sunset Holders (as defined in the Amended and Restated Certificate of Incorporation (as defined below)) cease to maintain direct or indirect beneficial ownership of 10% of the outstanding shares of Class A Common Stock (determined assuming all outstanding shares of Class B Common Stock have been converted into Class A Common Stock), (ii) the Sunset Holders collectively cease to maintain direct or indirect beneficial ownership of at least 25% of the aggregate voting power of the outstanding shares of Common Stock, and (iii) upon the tenth anniversary of the effective date of the Amended and Restated Certificate of Incorporation. For further information, see “Description of Capital Stock” in the Company’s Prospectus. The issuances of the Class B Common Stock described in this paragraph were made in reliance on Section 4(a)(2) of the Securities Act. The Company relied on this exemption from registration based in part on the nature of the transactions and the various representations made by the parties thereto.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Composition of the Board

The Controlled Company Agreement grants the 210 Group, the RCP Group and the TrueBridge Group the right to designate nominees to the board of directors of the Company (the “Board”), subject to the maintenance of certain ownership requirements in the Company. For further information, see “Organizational Structure—NYSE Controlled Company Agreement” in the Prospectus.

Mr. Stewart and Mr. Barnes qualify as “independent directors” for purposes of serving on the Board and its committees under the applicable rules. The Board assigned each director to the classes listed below. In addition, the directors have been appointed to the Audit, Compensation and Nominating and Corporate Governance Committees of the Board as follows:

Name	Class	Audit Committee		Compensation Committee		Nominating and Corporate Governance Committee
Robert Alpert	III
Travis Barnes	III	X		X		X
Scott Gwilliam	I	X		X	(Chair)	X
Edwin Poston	I
William F. Souder	II
Robert B. Stewart, Jr.	II	X	(Chair)	X		X	(Chair)
C. Clark Webb	I

Each director has also entered into standard indemnification agreements with the Company, which provide for the standard indemnification and advancement of expenses to the fullest extent permitted by law consistent with the Company’s Amended and Restated Bylaws. The description of the indemnification agreements is intended to provide a general description only, is subject to the detailed terms and conditions of, and is qualified in its entirety by reference to the full text of, the form of indemnification agreement, which was previously filed as Exhibit 10.3 to the Company’s Registration Statement, and is incorporated herein by reference.

2021 Stock Incentive Plan

As part of the P10 Reorganization, each employee benefit plan, incentive compensation plan and other similar plans to which P10 Holdings was a party was assumed by, and continued to be the plan of, the Company. Following the P10 Reorganization, the Board approved, and its sole stockholder ratified, an amendment to the 2021 Stock Incentive Plan (the “Plan”) to increase the number of shares of the Company’s Class A Common Stock issuable under the Plan to 3,000,000 shares of Class A Common Stock.

The purposes of the Plan are to advance the interests of the Company by enhancing its ability to attract and retain employees, officers and non-employee directors, in each case who are selected to be participants in the plan, and by motivating them to continue working toward and contributing to the success and growth of the Company. Persons eligible to receive awards under the Plan include current and prospective employees, current and prospective officers and members of the Board who are not employees. The Plan authorizes the award of incentive and nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, incentive bonuses and divided equivalents, any of which may be performance-based. The Company believes the variety of awards that may be granted under the Plan gives us the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances.

The description of the foregoing is qualified in its entirety by reference to the complete terms and conditions of the Plan, which was previously filed as Exhibit 10.1 to the Company’s Registration Statement, and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the P10 Reorganization and the closing of the IPO, the Company amended and restated its Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) and amended and restated its Bylaws (the “Amended and Restated Bylaws”). The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on October 20, 2021, and the Amended and Restated Bylaws and the Amended and Restated Certificate of Incorporation became effective on October 20, 2021. A description of the material terms of each can be found in the section of the Registration Statement entitled “Description of Capital Stock,” and is incorporated herein by reference. The descriptions of the foregoing are qualified in their entirety by reference to the complete terms and conditions of the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of October 20, 2021, by and among the Company, certain stockholders of the Company and Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC and Barclays Capital Inc., as representatives of the several underwriters.

3.1	Amended and Restated Certificate of Incorporation of P10, Inc.

3.2	Amended and Restated Bylaws of P10, Inc.

4.1	Rights Agreement, dated as of October 20, 2021, by and among the Company and American Stock Transfer & Trust Company, LLC, as rights agent.

10.1	Controlled Company Agreement, dated as of October 20, 2021, by and among the Company, the 210 Group, the RCP Group and the TrueBridge Group.

10.2	Stockholders Agreement, dated as of October 20, 2021, by and among the Company and each of the other persons and entities party thereto.

10.3	Form of Indemnification Agreement to be entered into between the Company and certain of its directors and officers (incorporated by reference to Exhibit 10.3 of the Registrant’s Registration Statement on Form S-1, filed on September 27, 2021).

10.4	P10, Inc. 2021 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 of the Registrant’s Registration Statement on Form S-1, filed on October 18, 2021).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2021	P10, Inc.

	By:	/s/ Amanda Coussens
	Name:	Amanda Coussens
	Title:	Chief Financial Officer